INCORPORATED UNDER THE LAWS OF THE
STATE OF DELAWARE

NUMBER
001

Earthstone Energy, Inc.

SHARES

6,400,000 AUTHORIZED SHARES $.001 PAR VALUE
NON-ASSESSABLE

CUSIP NO. 27032D 20 5

This is to certify that

is the record holder of

shares of EARTHSTONE ENERGY, INC. *Common Stock*
transferrable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:

Ray Singleton
SECRETARY

EARTHSTONE ENERGY, INC.
CORPORATE
Seal
DELAWARE

Ray Singleton
PRESIDENT

COUNTERSIGNED AND REGISTERED BY
FIRST AMERICAN STOCK TRANSFER, INC.
4747 N 7TH STREET, SUITE 170, PHOENIX, ARIZONA 85014

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

X______________________________

(RECORD HOLDER SIGNATURE)

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

NOTICE OF SIGNATURE GUARANTEE:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE "*MEDALLION GUARANTEE PROGRAM*".

TRANSFER FEE WILL APPLY

FOR MEDALLION GUARANTEE USE ONLY